UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2026

Tidewater Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

845 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2026, Tidewater Inc., a Delaware corporation (the “Company”), entered into a Sale and Purchase Agreement (the “Sale and Purchase Agreement” and, together with the other related documents, the “Transaction Documents”) between Wilson Sons S.A., Ultranav International II, S.A. and Remolcadores Ultratug Limitada (collectively, the “Sellers”), Wilson, Sons Ultratug Participações S.A. and Atlantic Offshore Services S.A. (collectively, the “Target Companies”), and Pan Marine do Brasil Ltda., a company incorporated in Brazil and a wholly owned subsidiary of the Company and Tidewater Marine International, Inc., a company incorporated in the Cayman Islands and a wholly owned subsidiary of the Company (collectively, the “Tidewater Purchasers”), and the Company (together with the Tidewater Purchasers, the “Tidewater Parties”), pursuant to which, among other things, the Tidewater Purchasers will acquire all of the outstanding capital stock of the Target Companies. The assets currently owned by the Target Companies include 22 platform supply vessels (the “Vessels”). In exchange, the Tidewater Purchasers will pay the Sellers an aggregate cash purchase price of $500,000,000 on a debt free, cash free basis, subject to adjustments, including (without limitation) a reduction (net of cash) for the assumption of the Target Companies’ debt (the amount of which is to be determined upon completion but which was approximately $261 million as of September 30, 2025) (the “Purchase Price”), upon the terms and subject to the conditions of the Transaction Documents (the “Transaction”). The Company guarantees the performance of the Tidewater Purchasers’ obligations under the Sale and Purchase Agreement. The Tidewater Purchasers have also incepted certain warranty and indemnity insurance policies (collectively, the “W&I Insurance Policy”) in connection with the Transaction.

Pursuant to the Sale and Purchase Agreement, completion of the Transaction is subject to the satisfaction (or, where permitted, waiver) of certain conditions, including, among others, (i) the approval of the Brazilian antitrust authority (Conselho Administrativo de Defesa Econômica, or CADE), (ii) the consent of the lenders to the Target Companies’ group (the “Target Group”) to the change of control of the Target Group and the release of the parent company guarantees in respect of the Target Group’s indebtedness currently issued by the Sellers and their affiliates, (iii) the absence of any final and non-appealable order from an applicable governmental body that makes the consummation of the Transaction illegal or prohibits the Transaction, (iv) the Sellers and the Target Companies not being in material violation of specified obligations under the Sale and Purchase Agreement, (v) the accuracy in all material respects of fundamental warranties of the Sellers and the Target Companies, (vi) the repayment by the Target Group (or waiver in certain circumstances) of certain loans from the Sellers resulting in the release of the Target Companies from any liabilities in respect thereof, (vii) the Target Group having $10 million in freely available and immediately accessible cash and cash equivalents at completion, (viii) the delivery of certain financial statements to the Tidewater Parties to allow the Company to satisfy its reporting obligations with the Securities and Exchange Commission (the “SEC”) and (ix) the absence of a Material Adverse Effect as defined under the Transaction Documents.

The Sale and Purchase Agreement contains certain customary warranties of the Tidewater Parties and the Sellers. The Sale and Purchase Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (i) the conduct and operation of the Target Group during the period between the execution of the Sale and Purchase Agreement and the completion of the Transaction, (ii) the separation and transitional arrangements with respect to services currently provided by the Sellers and their affiliates to the Target Group, (iii) the efforts and cooperation of the parties to cause the Transaction to be completed, including actions required in connection with the satisfaction of the conditions described above and (iv) the Sellers’ and Target Companies’ delivery of certain financial statements of the Target Group to the Tidewater Purchasers. The Tidewater Purchasers will be able to make claims for losses arising out of breaches of the warranties and tax covenant of the Sellers against the W&I Insurance Policy and (with respect to fundamental warranties, tax warranties and tax covenant claims only, and as second recourse after the W&I Insurance Policy) the Sellers, subject to the terms and limitations set forth in the Sale and Purchase Agreement.

The Sale and Purchase Agreement contains certain customary termination rights, including, among others: (i) the right of the parties to terminate by mutual consent, (ii) the right of the Tidewater Purchasers or the Sellers to terminate in the event of a final and non-appealable governmental order from an applicable governmental authority that makes the consummation of the Transaction illegal or prohibits the Transaction, subject to certain conditions, (iii) the right of the Tidewater Purchasers to terminate for any breach of any Fundamental Warranty (as defined in the Sale and Purchase Agreement), in any material respect, that has not been waived by the Tidewater Purchasers or cured by the Sellers, and (iv) the right of either the Sellers or the Tidewater Purchasers to terminate if all of the conditions to completion have not been satisfied (or, where permitted, waived) by 5:00 pm (London time) on December 31, 2026, subject to the terminating party having complied in all material respects with its obligations related to the satisfaction (or, where permitted, waiver) of the conditions. The Tidewater Purchasers must pay a break payment to the Sellers of $7.5 million in certain circumstances, as specified in the Sale and Purchase Agreement.

The foregoing description of the Sale and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Sale and Purchase Agreement, which is filed as Exhibit 2.1 hereto.

The Sale and Purchase Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of such agreement. They are not intended to provide any other factual information about the Target Companies or the parties to the Sale and Purchase Agreement. The warranties and covenants contained in the Sale and Purchase Agreement, any Transaction Documents and the exhibits thereto were or will be made only as of specified dates for the purposes of such agreement, were and will be (except as expressly set forth therein) solely for the benefit of the parties to such agreement, may be subject to qualifications and limitations agreed upon by such parties (including being qualified by confidential disclosures made for the purposes of allocating risk between the parties instead of establishing those matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors are not third-party beneficiaries under the Sale and Purchase Agreement. Accordingly, investors and stockholders should not rely on such warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On February 22, 2026, the Company issued a press release announcing that the Company had entered into a definitive agreement in connection with the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth under this item.

On February 22, 2026, the Company provided supplemental information regarding the Transaction in an investor presentation posted on its website. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if fully set forth under this item.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Disclaimer Regarding Forward Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this communication are forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, statements about the expected timing for completion of the Transaction, the parties’ ability to complete the Transaction, the expected benefits of the Transaction, projected financial information (including the updated 2026 guidance), and future opportunities. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements. These risks and uncertainties include, without limitation: satisfaction of the conditions to completion the Transaction; uncertainties as to the timing to consummate the Transaction; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; failure to obtain consents or waivers from the relevant third parties; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; the effects of disruption to our and the Sellers’ respective businesses; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; our ability to achieve the benefits from the proposed transaction, including the anticipated cash flow generation and customer relationships; our ability to promptly, efficiently and effectively integrate the Vessels into our own operations; unknown liabilities; and the diversion of management time on Transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Statements in this communication are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement for the Sale and Purchase of Wilson, Sons Ultratug Participações S.A. and Atlantic Offshore Services S.A., dated as of February 22, 2026, by and among Wilson Sons S.A., Ultranav International II, S.A., Remolcadores Ultratug Limitada, Wilson, Sons Ultratug Participações S.A., Atlantic Offshore Services S.A., Pan Marine do Brasil Ltda., Tidewater Marine International, Inc. and Tidewater Inc.
99.1	Press Release announcing the Transaction, dated February 22, 2026
99.2	Investor Presentation related to the Transaction, dated February 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.
Dated: February 24, 2026

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and
Corporate Secretary